UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004



                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 California                         333-22997                   94-3076294
------------                        ---------                   ----------
(State of                    (Commission File Number)     (IRS Employer ID No.)
Incorporation)



                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                     --------------------------------------
                    (Address of Principal Executive Offices)



                                  707-778-8900
                          -----------------------------
                         (Registrant's telephone number)

Section 5--Corporate Governance & Management:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors or Appointment of Principal Officers

The Board of Directors of Spectrum Organic Products, Inc. (the "Company" or the "Registrant") unanimously appointed John B. Elstrott, Ph.D. to its Board of Directors at its regularly scheduled Board meeting held on July 29, 2004. Mr. Elstrott becomes the seventh member of the Company's Board and tips the Board's composition to meet the independence requirements of the major exchanges by becoming the fourth independent Board member. Mr. Elstrott will serve as a member of the Audit Committee and the Nominating and Governance Committee.



Section 9--Financial Statements and Exhibits:

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:
-------------

The Company issued a press release on August 2, 2004 announcing the appointment of Mr. Elstrott to the Board of Directors. The press release is included with this filing on Form 8-K as the following exhibit:

        Exhibit 99.09      Press release of the Company dated August 2,
                           2004 titled "Spectrum Organic Products announces John
                           B. Elstrott as newest member of board of directors"


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: August 3, 2004

                                           Spectrum Organic Products, Inc.


                                           /s/ Robert B. Fowles
                                           ------------------------------------
                                               Duly Authorized Officer &
                                               Chief Financial Officer